UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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TICC Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TICC CAPITAL CORP.
8 Sound Shore Drive, Suite 255
Greenwich, Connecticut 06830

July 12, 2016

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting (the “Annual Meeting”) of Stockholders of TICC Capital Corp. (“TICC” or the “Company”) to be held on September 2, 2016 at 10:00 a.m., Eastern Time, at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036. Stockholders of record of TICC at the close of business on July 8, 2016 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Details of the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting and 2016 proxy statement. This proxy statement was first sent to stockholders on or about July 12, 2016.

Your vote will be especially important at the Annual Meeting. As you may have heard, TPG Specialty Lending, Inc., together with certain of its affiliates (collectively, “TSLX”), has nominated one individual to become a member of TICC’s Board of Directors and introduced a binding proposal to terminate the Investment Advisory Agreement, dated as of July 1, 2011, by and between TICC and TICC Management, LLC (the “Investment Advisory Agreement”). In addition, NexPoint Advisors, L.P., together with certain of its affiliates (collectively, “NexPoint”), has notified the Company that NexPoint intends to nominate one individual to become a member of TICC’s Board of Directors. You may receive a proxy statement, a proxy card and other solicitation materials from each of TSLX and NexPoint. The Company is not responsible for the accuracy or completeness of any information provided by or relating to TSLX, NexPoint or their respective director nominees contained in the solicitation materials filed or disseminated by or on behalf of TSLX or NexPoint or any other statements that TSLX, NexPoint or their respective director nominees may make.

TICC’s Board of Directors unanimously recommends that you vote FOR the election of Tonia L. Pankopf, the nominee proposed by TICC’s Board of Directors, and AGAINST the binding proposal to terminate the Company’s Investment Advisory Agreement. TICC’s Board of Directors, including all the independent directors, strongly urges you NOT to sign or return any proxy card sent to you by or on behalf of TSLX or NexPoint. If you have previously submitted a proxy card sent to you by or on behalf of TSLX or NexPoint, you can revoke that proxy card and vote for TICC’s Board of Directors’ nominee and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card or voting by Internet, telephone or mail.

It is very important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or by mailing a proxy or voting instruction form. Returning the proxy or voting by Internet or telephone does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

We look forward to seeing you at the Annual Meeting. Your vote and participation, no matter how many or how few shares you own, are very important to us.

Sincerely yours,
Jonathan H. Cohen
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on September 2, 2016.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2015 are available on the Internet at www.viewproxy.com/ticc/2016/.

The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the meeting;
•	A list of the matters intended to be acted on and our recommendations regarding those matters;
•	Any control/identification numbers that you need to access your proxy card; and
•	Information about attending the meeting and voting in person.

TICC CAPITAL CORP.
8 Sound Shore Drive, Suite 255
Greenwich, Connecticut 06830
(203) 983-5275

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

To be Held at the Offices of
Sutherland Asbill & Brennan LLP
1114 Avenue of the Americas, 40th Floor
New York, New York 10036

September 2, 2016, at 10:00 a.m., Eastern Time

To the Stockholders of TICC Capital Corp.:

The 2016 Annual Meeting (the “Annual Meeting”) of Stockholders of TICC Capital Corp. (“TICC” or the “Company”) will be held at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036, on September 2, 2016, at 10:00 a.m., Eastern Time. At the Annual Meeting, stockholders will consider and vote on:

1.	the election of one director of the Company, who will serve for a term of three years, or until his or her successor is duly elected and qualified (Proposal 1);
2.	a proposal to amend TICC’s bylaws to implement a majority vote standard for the election of directors in uncontested elections (Proposal 2);
3.	a proposal to ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016 (Proposal 3);
4.	a binding proposal put forth by TPG Specialty Lending, Inc., together with certain of its affiliates (collectively, “TSLX”), to terminate the Investment Advisory Agreement, dated as of July 1, 2011 (the “Investment Advisory Agreement”), by and between TICC and TICC Management, LLC (Proposal 4);
5.	the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and
6.	such other business as may properly come before the Annual Meeting and any adjournments or postponements.

TICC’s BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

•	“FOR” THE COMPANY’S DIRECTOR NOMINEE DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT (PROPOSAL 1),
•	“FOR” THE PROPOSAL TO AMEND TICC’S BYLAWS TO IMPLEMENT A MAJORITY VOTE STANDARD FOR THE ELECTION OF DIRECTORS IN UNCONTESTED ELECTIONS (PROPOSAL 2),
•	“FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016 (PROPOSAL 3),
•	“AGAINST” THE BINDING PROPOSAL PUT FORTH BY TSLX TO TERMINATE THE INVESTMENT ADVISORY AGREEMENT WITH TICC MANAGEMENT, LLC (PROPOSAL 4), AND
•	“FOR” THE PROPOSAL TO ADJOURN THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES (PROPOSAL 5).

Information about the nominee of the Board of Directors for election as a director of the Company is provided in the accompanying Proxy Statement.

You may receive solicitation materials from two dissident stockholders, TSLX and NexPoint Advisers, L.P. (“NexPoint”), seeking your proxy to vote for their respective nominee to become a member of the Board of Directors, and solicitation materials from TSLX for a binding proposal to terminate the Investment Advisory Agreement by and between the Company and TICC Management, LLC. TICC’s BOARD OF DIRECTORS URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF TSLX OR NEXPOINT.

YOUR VOTE IS EXTREMELY IMPORTANT THIS YEAR IN LIGHT OF THE PROXY CONTESTS BEING CONDUCTED BY TSLX AND NEXPOINT.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on July 8, 2016. Whether or not you expect to be present in person at the Annual Meeting, and whatever the number of shares you own, please follow the instructions on the enclosed WHITE proxy card to vote your shares via the Internet or telephone, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided. Please note, however, that if you wish to vote in person at the meeting and your shares are held of record by a broker, bank, trustee, or nominee, you must obtain a “legal” proxy issued in your name from that record holder. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD OF DIRECTORS URGES YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF TSLX OR NEXPOINT. IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY OR ON BEHALF OF TSLX OR NEXPOINT, YOU CAN REVOKE IT BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE ENVELOPE PROVIDED. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

If you have any questions or need assistance in voting your shares, please contact Alliance Advisors, LLC, the firm assisting us in the solicitation.

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
Shareholders, Brokers and Banks please call: 855-601-2247

We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting. Thank you for your continued support of TICC Capital Corp.

By Order of the Board of Directors,

Steven P. Novak
Chairman

Greenwich, Connecticut
July 12, 2016

This is a very important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the enclosed WHITE proxy card to vote your shares via the Internet or telephone, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided. Even if you vote your shares prior to the Annual Meeting, if you are a record holder of shares, or a beneficial holder who obtains “legal” proxy from your broker, bank, trustee, or nominee, you still may attend the Annual Meeting and vote your shares in person.

i

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TICC CAPITAL CORP.
8 Sound Shore Drive, Suite 255
Greenwich, Connecticut 06830
(203) 983-5275

PROXY STATEMENT
2016 Annual Meeting of Stockholders

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of TICC Capital Corp. (the “Company,” “TICC,” “we,” “us” or “our”) for use at the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 2, 2016, at 10:00 a.m., Eastern Time, at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are first being sent to stockholders on or about July 12, 2016.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by mail, and the Company receives them in time for the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specified.

Annual Meeting Information

Date and Location

We will hold the Annual Meeting at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036 on September 2, 2016, at 10:00 a.m., Eastern Time.

Attendance

You are entitled to attend the Annual Meeting only if you were a stockholder of TICC as of the close of business on the record date for the Annual Meeting, which is July 8, 2016 (the “Record Date”), or you hold a valid proxy for the Annual Meeting. You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record of the Company but hold shares as a beneficial owner in street name, in order to attend the Annual Meeting you must also provide proof of beneficial ownership, such as your most recent account statement prior to the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership of shares of the Company.

Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. If you do not comply with the procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting.

Availability of Proxy and Annual Meeting Materials

This Proxy Statement and the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are also available at www.viewproxy.com/ticc/2016/.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

Proposal 1 — To elect one director, who will serve until the 2019 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified;

Proposal 2 — A proposal to amend TICC’s bylaws to implement a majority vote standard for the election of directors in uncontested elections;

Proposal 3 — To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

Proposal 4 — A binding proposal put forth by TPG Specialty Lending, Inc., together with certain of its affiliates (collectively, “TSLX”), to terminate the Investment Advisory Agreement, dated as of July 1, 2011 (the “Investment Advisory Agreement”), by and between TICC and TICC Management, LLC (“TICC Management”);

Proposal 5 — To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

Voting Information

General

TICC’s BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS (AS DEFINED BELOW), UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

•	“FOR” TICC’S DIRECTOR NOMINEE DESCRIBED IN THIS PROXY STATEMENT (PROPOSAL 1),
•	“FOR” THE PROPOSAL TO AMEND TICC’S BYLAWS TO IMPLEMENT A MAJORITY VOTE STANDARD FOR THE ELECTION OF DIRECTORS IN UNCONTESTED ELECTIONS (PROPOSAL 2),
•	“FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF PWC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR TICC FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016 (PROPOSAL 3),
•	“AGAINST” THE BINDING PROPOSAL PUT FORTH BY TSLX TO TERMINATE THE INVESTMENT ADVISORY AGREEMENT WITH TICC MANAGEMENT (PROPOSAL 4), AND
•	“FOR” THE PROPOSAL TO ADJOURN THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES (PROPOSAL 5).

On February 3, 2016, TSLX delivered a letter to the Company in furtherance of the nomination of one individual for election to the Board at the Annual Meeting and the submission of a binding proposal to terminate the Investment Advisory Agreement with TICC Management. On February 3, 2016, NexPoint Advisers, L.P. (“NexPoint”) also delivered a letter to the Company in furtherance of the nomination of one individual for election to the Board at the Annual Meeting. The Board, including its Nominating and Corporate Governance Committee, which consists solely of non-interested directors (the “Independent Directors”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), does not endorse the election of either of TSLX’s or NexPoint’s proposed nominees as a director. TICC’s Board of Directors, including all the Independent Directors, is also recommending against TSLX’s binding proposal to terminate the Investment Advisory Agreement.

Record Date and Voting Securities

You may vote your shares of the Company’s common stock, in person or by proxy, at the Annual Meeting only if you were a stockholder of record at the close of business on the Record Date. All shares of the Company’s common stock have equal voting rights and are the only class of voting securities outstanding. On the Record Date, there were 51,479,409 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date, or 25,739,705 shares of the Company’s common stock, will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on any proposal at the Annual Meeting (which are considered “Broker Non-Votes” with respect to such proposal) will be treated as shares present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast. If a quorum is not present for the Company, the Annual Meeting may be adjourned pursuant to the provisions of the Company’s Bylaws until a quorum is present.

Submitting Voting Instructions for Shares Held Through a Broker, Bank, Trustee, or Nominee

If you hold shares of the Company’s common stock through a broker, bank, trustee, or nominee, you must follow the voting instructions you receive from your broker, bank, trustee, or nominee. If you hold shares of the Company’s common stock through a broker, bank, trustee, or nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. Please instruct your broker, bank, trustee, or nominee so your vote can be counted.

Discretionary Voting

Typically, “non-routine” matters would include the election of directors (Proposal 1), while “routine” matters would include the ratification of the appointment of our independent registered public accounting firm (Proposal 3). However, when a matter to be voted on at a stockholder’s meeting is the subject of a contested solicitation, brokers do not have discretion to vote your shares on any matters at the Annual Meeting, to the extent they have provided you with the opposition party’s proxy materials. Given the contested nature of the Annual Meeting, for any accounts to which brokers deliver competing sets of proxy materials, the rules governing the brokers' discretionary authority will not permit such brokers to exercise discretionary authority regarding any proposal to be voted on at the Annual Meeting.

Please note that to be sure your vote is counted on all of the proposals to be considered at the Annual Meeting, including the election of directors, you should instruct your broker, bank, trustee, or nominee how to vote your shares. If you do not provide voting instructions, votes may not be cast on your behalf with respect to those proposals.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of the Company’s common stock, you may authorize a proxy to vote on your behalf by following the instructions provided on the enclosed WHITE proxy card. Authorizing your proxy will not limit your right to vote in person at the Annual Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a WHITE proxy card.

Receipt of Multiple Proxy Cards

Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every WHITE proxy card you receive.

TICC’s Board unanimously recommends that you disregard and do not return any proxy card you receive from either TSLX or NexPoint. If you have already voted using either TSLX’s or NexPoint’s proxy card, you have every right to change your vote and revoke your prior proxy by voting the enclosed WHITE proxy card by telephone, via the Internet, or by signing, dating and returning it in the postage-paid envelope provided.

Only the latest dated proxy card you submit will be counted. If you withhold your vote either on TSLX’s or NexPoint’s director nominee using TSLX’s or NexPoint’s proxy card, your vote will not be counted as a vote for the Board’s nominee and will result in the revocation of any previous vote you may have cast on our WHITE proxy card. Accordingly, if you wish to vote pursuant to the recommendation of TICC’s Board, you should disregard any proxy card that you receive that is not a WHITE proxy card and should not return any proxy card that you may receive from TSLX or NexPoint, even as a protest.

Revoking Your Proxy

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by: (i) notifying Alliance Advisors, LLC (“Alliance”), by delivering a written revocation notice prior to the Annual Meeting to 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003; (ii) submitting a later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting; or (iii) voting in person at the Annual Meeting. If you hold shares of the Company’s common stock through a broker, bank, trustee, or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

If you have previously signed a proxy card sent to you by or on behalf of TSLX or NexPoint, you may change your vote and revoke your prior proxy by voting the enclosed WHITE proxy card by telephone, via the Internet, or by signing, dating and returning it in the postage-paid envelope provided. Submitting a TSLX or NexPoint proxy card — even if you withhold your vote on their nominees — will revoke any votes you previously made on our WHITE proxy card. Accordingly, if you wish to vote pursuant to the recommendation of TICC’s Board, you should disregard any proxy card that you receive that is not a WHITE proxy card and should not return any proxy card that you may receive from TSLX or NexPoint, even as a protest.

Vote Required

Proposal 1 — Election of Director.  The election of a director requires the affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy (i.e., the candidate receiving the most “for” votes will win the election). Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to TICC’s Board nominee, your shares will not be voted with respect to the person indicated. Because a director is elected by plurality of the votes cast and there are more candidates seeking election than there are seats on the Board up for election, a withhold vote may cause a nominee to receive less votes than one of the other nominees and could have an effect on the election of directors. Abstentions and Broker Non-Votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Proposal 2 — Proposal to amend TICC’s bylaws to implement a majority vote standard for the election of directors in uncontested elections.  Approval of the proposal to amend TICC’s bylaws to implement a majority vote standard for the election of directors in uncontested elections requires the affirmative vote of the holders of a majority of votes cast at the Annual Meeting. Abstentions and Broker Non-Votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Proposal 3 — Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of PwC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 (i.e., the number of shares voted “for” the ratification of the appointment of PwC exceeds the number of votes “against” the ratification of the appointment of PwC). Abstentions and Broker Non-Votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Proposal 4 — Binding proposal put forth by TSLX to terminate the Investment Advisory Agreement with TICC Management.  The proposal will be approved if it obtains the affirmative vote of: (i) 67% or more of the shares present at the Annual Meeting if the holders of more than 50% of the outstanding shares of the Company are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Company, whichever is less. Abstentions and Broker Non-Votes, if any, on Proposal 4 will have the effect of a vote against this proposal.

Proposal 5 — Adjournment of Annual Meeting.  Approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Abstentions and Broker Non-Votes, if any, will not be included in determining the number of votes cast, and, as a result, will have no effect on this proposal.

Participants in the Solicitation of Proxies

Under applicable Securities and Exchange Commission (the “SEC”) regulations, the Company, its directors and certain of its executive officers, the officers and employees of TICC Management, the Company’s investment adviser, and the officers and employees of BDC Partners, LLC (“BDC Partners”), the Company’s administrator, may be deemed to be participants in the solicitation of proxies from TICC’s stockholders in connection with the Annual Meeting. TICC Management and BDC Partners are both located at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830. No additional compensation will be paid to directors, officers or regular employees of the Company, TICC Management or BDC Partners for soliciting proxies in connection with the Annual Meeting.

Information Regarding This Solicitation

The Board is making this proxy solicitation and the Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, the Company will reimburse such persons for their reasonable expenses in so doing.

As a result of the potential proxy solicitation by TSLX and NexPoint, we may incur additional costs in connection with our solicitation of proxies. We have retained Alliance, 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003 (telephone # 855-601-2247), to assist us in the solicitation of proxies for a fee of up to $125,000 plus out-of-pocket expenses. Alliance expects that approximately 25 of its employees will assist in the solicitation. Because of TSLX’s and NexPoint’s actions, our expenses related to the solicitation of proxies from stockholders this year will significantly exceed those normally spent for an annual meeting. Such costs are expected to aggregate to approximately $1.2 million, exclusive of any potential litigation costs in connection with the Annual Meeting. These additional solicitation costs are expected to include the fee payable to our proxy solicitor; fees of outside counsel and other advisors to advise the Company and the Board of Directors in connection with a contested solicitation of proxies; increased mailing costs, such as the costs of additional mailings of solicitation material to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of our common stock, as described above; and the costs of retaining an independent inspector of election.

BACKGROUND OF THE SOLICITATION

The following is a chronology of the material contacts and events leading up to the filing of this Proxy Statement.

On August 4, 2015, TICC issued a press release announcing that members of TICC Management, LLC had entered into an agreement with Benefit Street Partners L.L.C. (“BSP”), pursuant to which an affiliate of BSP would acquire TICC Management, LLC and enter into a new investment advisory agreement with TICC Management, LLC (the “BSP Advisory Agreement”), subject to approval at a special meeting of Stockholders (the “Special Meeting”). In connection with this sale, BSP also proposed to expand the size of the Board to accommodate the addition of four new independent directors selected by BSP for election at the Special Meeting and to replace the two existing interested directors on the Board with affiliates of BSP.

On August 7, 2015, subsequent to publicly disclosing the terms of the BSP Advisory Agreement, representatives of NexPoint contacted counsel to the independent members of the Board of Directors and indicated that NexPoint would be submitting an unsolicited proposal to the Board to become the Company’s investment adviser.

On August 11, 2015, NexPoint delivered to the Board a proposal to act as the Company’s new investment adviser. The proposal stated that NexPoint intended to maintain the Company’s existing investment strategy and that NexPoint’s core competencies were within the existing investment strategy. NexPoint also proposed, among other items, to reduce TICC’s existing base management fee by 50% for a period of three years and to waive the first $5 million of the management fee, and it indicated that it intended to purchase $10 million of the Company’s common stock in one or more open-market purchases following the approval of a new investment advisory agreement with NexPoint by the Board and the Company’s stockholders.

The special committee of the Board (the “Special Committee”), comprised of the Company’s three non-interested directors, as such term is defined in the 1940 Act, subsequently directed counsel to distribute to NexPoint’s representatives a request for information regarding its investment advisory business, similar to the information that the Board of Directors would consider in its evaluation of an investment advisory agreement under Section 15(c) of the 1940 Act. NexPoint’s representatives provided answers to certain of these questions.

On August 25, 2015, counsel to the Special Committee requested additional information from NexPoint’s representatives to address additional follow-up questions from the Special Committee.

On August 27, 2015, NexPoint’s representatives responded to these follow-up questions and also proposed a phone call between its representatives and the Special Committee to address any questions or concerns. In its response, NexPoint also indicated a willingness to further extended its proposed 50% reduction in the base management fee under a new investment advisory agreement for an additional year.

On September 1, 2015, NexPoint extended its proposed 50% reduction in the base management fee under a new investment advisory agreement for an additional year and provided an additional $20 million of fee concessions or share purchases.

On September 10, 2015, Joshua Easterly, Co-Chief Executive Officer and Chairman of the board of directors of TSLX, called Steve Novak, Chairman of the Special Committee to convey TSLX’s interest in a possible acquisition of all of the Company’s outstanding equity at $7.50 per share. Following the call, TSLX delivered to the Special Committee a letter setting forth this non-binding proposal.

Between September 12 and September 15, 2015, Mr. Easterly and Mr. Novak engaged in several conversations. Mr. Novak subsequently contacted Mr. Easterly to convey that the Company was not interested in pursuing the proposal and that the Special Committee continued to support the transaction with BSP.

Also on September 15, 2015, NexPoint announced in a press release its intention to nominate a competing slate of six directors for election and to solicit proxies to vote against the proposals at the Special Meeting.

On October 8, 2015, NexPoint commenced litigation in the United States District Court for the District of Connecticut (the “District Court”) against the Company, the Board, and the President of the Company. NexPoint’s complaint alleged that the defendants violated Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), breached the fiduciary duty of candor under Maryland law, and breached the Company’s Bylaws by failing to recognize NexPoint’s director nominees. NexPoint sought a temporary restraining order prohibiting the Company from canceling or rescheduling its Special Meeting or altering the size or composition of the Board and a preliminary injunction requiring the Company to issue additional disclosures and recognize NexPoint’s six director nominees.

On October 23, 2015, the District Court denied NexPoint’s preliminary injunction motion insofar as it sought to require the Company to recognize NexPoint’s director nominees, and granted it in part with respect to certain of NexPoint’s disclosure claims. The District Court ordered (the “Order”) the Company to correct certain statements made in prior proxy materials and provide certain additional disclosures.

On October 26, 2015, NexPoint filed a motion seeking reconsideration of the Order, which was denied on November 25, 2015.

On November 2, 2015, TSLX announced that it had revised its non-binding proposal such that the Company’s stockholders would receive a number of shares of TSLX stock that would result in their receiving 90% of TICC’s net asset value per share as of the date of an agreement.

On December 2, 2015, the Company filed a supplemental proxy statement containing certain disclosures required by the District Court. Also on December 2, 2015 NexPoint appealed to the United States Court of Appeals for the Second Circuit.

On December 3, 2015, NexPoint sought a stay from the District Court for the duration of its appeal.

On December 4, 2015, the Company announced that the Special Meeting would be held on December 22, 2015.

On December 9, 2015, the District Court denied NexPoint’s motion for a stay, allowing the Special Meeting to proceed as rescheduled. NexPoint also sought interim relief from the United States Court of Appeals for the Second Circuit, which was denied without a hearing on December 15, 2015.

On December 21, 2015, while the appeal of the litigation with the District Court was pending, NexPoint brought a similar lawsuit in the Circuit Court for Baltimore City (the “Maryland Court”) seeking a temporary restraining order and preliminary injunction requiring the Company to hold the Special Meeting on December 22, 2015, to count votes cast at the Special Meeting in favor of NexPoint’s nominees and to retract prior statements that votes cast for NexPoint’s nominees would not be counted. On December 21, 2015, the Maryland Court denied NexPoint’s motions.

On December 22, 2015, the Special Meeting was held. The proposal to approve the New Investment Advisory Agreement, to take effect upon a proposed change of control of TICC Management, LLC, did not receive the requisite approval from the Company’s stockholders.

On February 2, 2016, NexPoint voluntarily dismissed its litigation before the District Court and without prejudice.

On February 3, 2016, NexPoint delivered a notice to the Company indicating its intent to nominate a candidate for election as a director at the Annual Meeting. NexPoint also voluntarily dismissed the Maryland litigation without prejudice.

Also on February 3, 2016, TSLX delivered a letter to the Board announcing its intent to nominate a director candidate at the Annual Meeting and to submit a proposal at the Annual Meeting to terminate the existing investment advisory agreement. On February 4, 2016, TPG issued a press release announcing the same.

On February 8, 2016, NexPoint issued a press release publicly announcing its intention to nominate a director candidate at the Annual Meeting.

On March 9, 2016, the Company announced its entry into a new investment advisory fee waiver arrangement with TICC Management, LLC and also named Mr. Novak as Chairman of the Board.

On April 22, 2016, at the invitation of Mr. Novak, Chairman of the Board, Mr. T. Kelley Millet, TSLX’s nominee to the Board, met with the Company’s independent directors to discuss the Company, its prospects and strategy, and to ask questions of those present about their views of the Company’s prospects, strategy and strategic alternatives.

On May 17, 2016, TSLX sent a letter to the independent members of the Board making allegations regarding recent purchases of TICC common stock by members of TICC’s management.

On June 7, 2016, Mr. Novak sent a letter to TSLX stating that the Board had carefully considered the allegations contained in TSLX’s letter of May 17, 2016 and found nothing improper with the TICC management team’s purchase of TICC common stock.

On June 20, 2016, TSLX and Mr. Millet filed with the SEC a definitive proxy statement related to TSLX and Mr. Millet’s planned solicitation of proxies from the Company’s stockholders with respect to the election of Mr. Millet to the Board, the termination of the Company’s existing investment advisory agreement and the other matters to be voted on at the Annual Meeting. TSLX’s definitive proxy statement stated that the proxy statement and TSLX proxy card would be furnished to TICC stockholders on or about June 20, 2016, prior to the announcement of the record date for the Annual Meeting. TICC believes that a vote on TSLX’s proxy card, even if the shareholder continues to be a shareholder as of the Record Date, may be subject to challenge by TICC because the proxy statement and proxy card that TSLX mailed to TICC’s stockholders on or about June 20, 2016 did not contain all the information required by Rule 14a-3 of the Exchange Act. For example TSLX’s proxy statement was missing, among other things, the Record Date, the Annual Meeting date and the number of shares outstanding as of the Record Date. In addition, TICC believes that TSLX’s proxy materials may be considered confusing because TSLX encourages shareholders to vote prior to the Record Date. A stockholder who follows TSLX’s instructions and votes prior to the Record Date has no guarantee that his or her vote will be counted unless that stockholder continues to hold his or her shares until the Record Date. Lastly, TSLX’s proxy card distributed on or about June 20, 2016 omits a proposal to be voted on at the Annual Meeting and, TICC believes, TSLX’s proxy materials suggest that TSLX would have discretionary authority to vote on the omitted proposal. However, it is not clear whether TSLX would have discretionary authority to vote on this proposal under Rule 14a-4 of the Exchange Act.

Throughout September, October, November and December 2015, NexPoint, TSLX and the Company published various solicitation materials related to the Special Meeting. Also throughout February, March, April, May and June 2016, TSLX published various solicitation materials. The Company’s solicitation materials were filed under the cover of Schedule 14A on the date they were first sent to TICC stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the director nominees, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D and Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s current address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Name of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Jonathan H. Cohen(3)(7)	1,036,513	2.0%
Charles M. Royce(4)(7)	973,436	1.9%
Independent Directors
Steven P. Novak(5)	19,474	*
G. Peter O’Brien	66,510	*
Tonia L. Pankopf	15,937	*
Executive Officers
Saul B. Rosenthal(3)(7)	833,650	1.6%
Bruce L. Rubin(6)	8,900	*
Gerald Cummins	—	—
Executive officers and directors as a group	2,954,013	5.7%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our common stock since the information most recently available to us. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table. Any fractional shares owned directly or beneficially have been rounded down for purposes of this table.
(2)	Based on a total of 51,479,409 shares of the Company’s common stock issued and outstanding on the Record Date.
(3)	Includes 407 shares held by BDC Partners, which may be deemed to be beneficially owned by Messrs. Cohen and Rosenthal by virtue of their ownership interests therein.
(4)	Mr. Royce may be deemed to beneficially own 432,821 shares held by Royce Family Investments, LLC and 62,001 shares held by Royce Family Fund, Inc. Mr. Royce disclaims beneficial ownership of any shares directly held by Royce Family Fund, Inc. The address for both of these entities is 8 Sound Shore Drive, Suite 140, Greenwich, CT 06830.
(5)	These shares are held by Mr. Novak’s spouse, which Mr. Novak may be deemed to beneficially own.
(6)	Mr. Rubin may be deemed to beneficially own 688 shares held by his children. Mr. Rubin disclaims beneficial ownership of any shares directly held by his children.
(7)	Includes the allocable portion of the shares held in a joint tenants in common account in which Messrs. Cohen, Rosenthal and Royce each have a 40%, 40% and 20% pecuniary interest, respectively. There are an aggregate of 1,815,267 shares held in such account. The number of shares reported above for each of Messrs. Cohen, Rosenthal and Royce includes only each of their respective pecuniary interests in such account, in addition to any shares such persons may be deemed to beneficially own outside of such account.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jonathan H. Cohen	Over $100,000
Charles M. Royce	Over $100,000
Independent Directors
Steven P. Novak	Over $100,000
G. Peter O’Brien	Over $100,000
Tonia L. Pankopf	$50,001 – $100,000

(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $5.50 on the Record Date on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: ELECTION OF DIRECTOR

Pursuant to the Company’s bylaws, the number of directors is set at five unless otherwise designated by the Board of Directors. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

Ms. Tonia L. Pankopf has been unanimously nominated by TICC’s Board of Directors, including the Nominating and Corporate Governance Committee, for election for a three-year term expiring in 2019. Ms. Pankopf is not being proposed for election pursuant to any agreement or understanding between Ms. Pankopf and the Company. TICC’s Board, including the Nominating and Corporate Governance Committee, unanimously determined that recommending the nominees put forth by TSLX and NexPoint for election to the Board would not be in the best interest of the Company for the following reasons:

•	the Board believes that Ms. Pankopf is more qualified than the nominees of TSLX and NexPoint in guiding the strategic direction of the Company as a result of her deep knowledge and experience in the investment management industry and as evidenced by her designation by the National Association of Corporate Directors (“NACD”) as an NACD Leadership Fellow;
•	the Board believes that diversity, inclusive of gender, is a critical attribute of a well-functioning board of directors and a measure of sound corporate governance and, as a result, considers Ms. Pankopf’s continued membership on the Board as essential in that regard; and
•	based on statements made by Mr. Millet, TSLX’s nominee, during a meeting on April 22, 2016 between Mr. Millet and the Company’s independent directors, the Board believes that TSLX’s nominee would support the termination of the Investment Advisory Agreement with TICC Management if he were elected to the Company’s Board, which the Board has determined is not in the best interest of the Company for the reasons set forth in the section titled “Proposal 4 — Binding Proposal Put Forth by TSLX to Terminate the Investment Advisory Agreement with TICC Management” in this proxy statement.

A stockholder can vote for or withhold his or her vote from TICC’s Board nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the TICC’s nominee named above. If TICC’s Board nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. TICC’s Board of Directors has no reason to believe that the person named above will be unable or unwilling to serve.

The election of a director requires a plurality of all the votes cast either in person or by proxy at the Annual Meeting (i.e., the director nominee receiving the greatest number of votes cast for the director position being voted upon). Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to the director nominee, your shares will not be voted with respect to that person. Because directors are elected by a plurality of all votes cast, abstentions and Broker Non-Votes, if any, will have no effect on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MS. PANKOPF, TICC’s NOMINEE NAMED IN THIS PROXY STATEMENT.

Information About the Nominee and Directors

As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the Board of Directors has identified certain desired talents and experience for director nominees. Each of our directors and the director nominee has demonstrated high character and integrity; the knowledge, skills and experience necessary to be able to offer advice and guidance to our management in light of prevailing business conditions; familiarity with business matters; experience with accounting rules and practices; appreciation of the relationship of our business to the changing needs of society; and the desire to complement the considerable benefit of continuity with the benefit of diverse view points and perspectives. Each of our directors and the director nominee also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominee have been selected such that the Board of Directors represents a diverse range of backgrounds and experience. All of our directors are encouraged to attend the Annual Meeting.

Certain information, as of the Record Date, with respect to the Company’s director nominee for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

The business address of each of the nominee and the directors listed below is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Nominee for Director — Term Expiring 2019

Independent Director

Ms. Pankopf is not an interested person as defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
Tonia L. Pankopf (2003)	48	Ms. Pankopf has been managing partner of Pareto Advisors, LLC, an investment management consulting business, since 2005. She is currently a member of the Board of Directors of Landec Corporation (NASDAQ: LNDC), a developer and marketer of products for healthy living applications in the food and biomedical markets, and serves on its Corporate Governance and Nominating Committee and chairs its Audit Committee. Previously, from January 2004 through April 2005, she was a senior analyst and managing director at Palladio Capital Management, LLC. From 2001 to 2003, Ms. Pankopf served as a technology analyst and portfolio manager with P.A.W. Capital Partners, LP. Ms. Pankopf was a senior analyst and vice president at Goldman, Sachs & Co. from 1999 to 2001 and at Merrill Lynch & Co. from 1998 to 1999. Ms. Pankopf served on the Board of the University System of Maryland Foundation from 2006 to 2012. Ms. Pankopf has been a member of the National Association of Corporate Directors (“NACD”) and is an NACD Leadership Fellow in recognition of her ongoing involvement in director professionalism and engagement with the director community. Ms. Pankopf received a Bachelor of Arts degree, summa cum laude, from the University of Maryland and an M.Sc. degree from the London School of Economics. Ms. Pankopf has extensive financial investment and management experience with technology and middle market companies particularly relevant to many of TICC’s portfolio companies, and she adds a diverse perspective to the Board along with valuable knowledge of corporate governance issues.

Current Directors — Term Expiring 2017

Interested Director

Mr. Royce is an interested person due to his ownership of a minority, non-controlling interest in the Company’s investment adviser, TICC Management. Mr. Royce is also a non-managing member of Oxford Lane Management, LLC.

Name and Year First Elected Director	Age	Background Information
Charles M. Royce (2003)	76	Mr. Royce currently serves as Chief Executive Officer and a member of the Board of Directors of Royce & Associates, LLC. Prior to 2015, Mr. Royce served as President of Royce & Associates, LLC since 1972. He also manages or co-manages ten of Royce & Associates, LLC’s open- and closed-end registered funds. Mr. Royce serves on the Board of Directors of The Royce Funds. Mr. Royce’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process qualify him to serve as a member of our Board of Directors.

Independent Director

Mr. Novak is not an interested person as defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
Steven P. Novak (2003)	68	Mr. Novak currently serves as Chairman of the Board of Directors and Chief Executive Officer of Quisk, Inc., an early stage mobile payments company, and is the Founder and former Chairman of the Board of Directors of Mederi Therapeutics Inc., an early stage medical device company. Until July 2010, Mr. Novak also served on the Board of Directors of CyberSource Corporation, an Internet based payments processor company, where he served as the Lead Independent Director and Chairman of the Nominating Committee, having formerly chaired its Audit Committee. Mr. Novak previously served as President of Palladio Capital Management, LLC and as the Principal and Managing Member of the General Partner of Palladio Partners, LP, an equities hedge fund, from July 2002 until July 2009. Mr. Novak received a Bachelor of Science degree from Purdue University and an M.B.A. from Harvard University. A Chartered Financial Analyst, Mr. Novak’s financial expertise from his experience as a financial manager and varied roles on the boards of both publicly-traded and privately-held companies qualifies him to serve as the Chairman of our Board of Directors and provides our Board with particular technology-related knowledge and the perspective of a knowledgeable corporate leader.

Current Directors — Term Expiring 2018

Interested Director

Mr. Cohen is an interested person of the Company as defined in the 1940 Act due to his position as Chief Executive Officer of the Company and TICC Management, the Company’s investment adviser, and as the managing member of BDC Partners, the managing member of TICC Management.

Name and Year First Elected Director	Age	Background Information
Jonathan H. Cohen (2003)	51	Mr. Cohen has served as Chief Executive Officer of both TICC and TICC Management, and as the managing member of BDC Partners, LLC, since 2003. Mr. Cohen has also served as Chief Executive Officer and Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as Chief Executive Officer of Oxford Lane Management, LLC, since 2010. Mr. Cohen has also served since November 2015 as the Chief Executive Officer of Oxford Bridge Management, LLC, the investment advisor to Oxford Bridge, LLC, a private investment fund. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Independent Director

Mr. O’Brien is not an interested person as defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
G. Peter O’Brien (2003)	70	Mr. O’Brien is currently a member of the Board of Directors of Hill House, Inc., a congregate care facility for low income elderly residents, and a member of the Board of Directors of the Bridges School. Mr. O’Brien serves on the Board of Directors of the Legg Mason Family of Mutual Funds and The Royce Funds. Mr. O’Brien was a member of the Board of Trustees of Colgate University from May 1996 to May 2005. Mr. O’Brien retired as a Managing Director of Merrill Lynch & Co. in 1999 after working in the equity capital markets area since he joined Merrill Lynch & Co. in 1971. Mr. O’Brien received a Bachelor of Arts degree from Colgate University and an M.B.A. from Columbia University Business School. Mr. O’Brien’s extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other publicly-traded and privately-held companies, provides our Board of Directors with valuable insight and perspective.

Information About Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company. Certain of our executive officers serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Background Information
Saul B. Rosenthal	47	Mr. Rosenthal has served as Chief Operating Officer since 2003 and President since 2004 of TICC and TICC Management, and is a member of BDC Partners, LLC. In addition, Mr. Rosenthal has served as President and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as President of Oxford Lane Management, since 2010. Mr. Rosenthal has also served since November 2015 as President of Oxford Bridge Management, LLC. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of LiftForward, Inc., Kensington Vanguard, the National Museum of Mathematics and YPO New York City. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law.
Bruce L. Rubin	56	Mr. Rubin has served as the Company’s Controller since 2005, the Company’s Senior Vice President and Treasurer since 2009, the Company’s Chief Accounting Officer since August 2015 and the Company’s Chief Financial Officer and Secretary since August 2015. Mr. Rubin has also served as Oxford Lane Capital Corp.’s Chief Financial Officer and Secretary since August 2015, and as its Treasurer and Controller since its initial public offering in 2011. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, LLC, TICC Management, BDC Partners and Oxford Bridge Management, LLC. From 1995 to 2003, Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world and has extensive experience with Sarbanes-Oxley, treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Name	Age	Background Information
Gerald Cummins	61	Mr. Cummins has served as the Company’s Chief Compliance Officer since June 2015 pursuant to an agreement between the Company and Alaric Compliance Services, LLC, a compliance consulting firm. Mr. Cummins also currently serves as the Chief Compliance Officer of TICC Management, Oxford Lane Capital Corp., Oxford Lane Management, LLC, BDC Partners, LLC and since November 2015 Oxford Bridge Management, LLC. Mr. Cummins has been a Director of Alaric Compliance Services, LLC since June 2014 and in that capacity he also serves as the Chief Compliance Officer to one additional business development company and a private equity firm. Prior to joining Alaric Compliance Services, LLC, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the Chief Operating Officer and the Chief Compliance Officer for BroadArch Capital and from 2009 to 2011 the Chief Financial Officer and Chief Compliance Officer to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management, where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of TICC, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to TICC. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers, and approves the engagement, and reviews the performance, of our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by our Board of Directors. On March 1, 2016, Mr. Novak was appointed as the Chairman of our Board of Directors. Mr. Novak is not an “interested person” of TICC as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Novak’s financial expertise from his experience as a financial manager and varied roles on the boards of both publicly-traded and privately-held companies qualifies him to serve as the Chairman of our Board of Directors and provides our Board with particular technology-related knowledge and the perspective of a knowledgeable corporate leader. We believe that we are best served through this existing leadership structure, as Mr. Novak encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose with respect to the Company.

Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, Valuation Committee, Nominating and Corporate Governance Committee, Compensation Committee, and Special Committee, all of which are comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its five standing committees, which report to the entire Board of Directors and are comprised solely of Independent Directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, the Valuation Committee, the Nominating and Corporate Governance Committee, the Compensation Committee and the Special Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and recommending to our Board of Directors for approval the Investment Advisory Agreement and the Administration Agreement, and, to the extent that we may compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the Board of Directors regarding such compensation. The Special Committee’s risk oversight responsibilities include assessing strategic alternatives for the Company.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our Board of Directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of TICC and its service providers. The Chief Compliance Officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of TICC and its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least quarterly.

We believe that our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are limited in our ability to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Transactions with Related Persons

We have entered into the Investment Advisory Agreement with TICC Management. TICC Management is controlled by BDC Partners, LLC, its managing member. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement. Jonathan H. Cohen, our Chief Executive Officer, as well as a director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our President and Chief Operating Officer, is also the President of TICC Management and a member of BDC Partners.

Charles M. Royce, a member of our Board of Directors, has a minority, non-controlling interest in TICC Management, but he does not take part in the management or participate in the operations of TICC Management; however, Mr. Royce has agreed to make himself available to TICC Management to provide certain consulting services without compensation.

Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, of Oxford Lane Capital Corp., a non-diversified closed-end management investment company that currently invests primarily in debt and equity tranches of collateralized loan obligation (“CLO”) vehicles, and its investment adviser, Oxford Lane Management. Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, at Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, a private fund that invests principally in the equity of CLOs. BDC Partners, LLC is the managing member of Oxford Bridge Management, LLC. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of our portfolio on the one hand, and their respective obligations to manage Oxford Lane Capital Corp. and Oxford Bridge, LLC on the other hand.

BDC Partners, LLC has adopted a written policy with respect to the allocation of investment opportunities between us, Oxford Lane Capital Corp. and Oxford Bridge, LLC in view of the potential conflicts of interest raised by the relationships described above. The allocation policy generally provides that, depending on size and subject to current and anticipated cash availability, among other factors, investment opportunities that are suitable for more than one entity will be allocated on a pro-rata basis, based on each entity’s order size.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

For information about the material adverse effect the approval of the binding proposal put forth by TSLX to terminate the Investment Advisory Agreement with TICC Management would have on the Company, please see the section of this Proxy Statement entitled “Proposal 4 — Binding Proposal Put Forth by TSLX to Terminate the Investment Advisory Agreement with TICC Management.”

Review, Approval or Ratification of Transactions with Related Persons

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ Global Select Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon review of Forms 3, 4 and 5 (and amendments thereto) furnished to the Company during or in respect of the year ended December 31, 2015 and written representations from certain reporting persons, we believe that during the year ended December 31, 2015 the following executive officer of the Company failed to report an indirect holding in his initial Form 3 report required by Section 16(a) of the Exchange Act: Bruce L. Rubin. Mr. Rubin subsequently filed an amendment to his initial Form 3 to correct this mistake. We believe that all other Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater shareholders were satisfied in a timely manner during the year ended December 31, 2015.

Corporate Governance

Corporate Governance Documents

Our Code of Ethics and the Board Committee charters are available on our website at www.ticc.com and are also available to any stockholder who requests them by writing to TICC Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, our Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a business development company (“BDC”), shall be considered to be independent if he or she is not an “interested person” of TICC, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Jonathan H. Cohen, as a result of his position as our Chief Executive Officer, and Charles M. Royce, as a result of his ownership of a minority, non-controlling interest in our investment adviser, TICC Management.

Evaluation

The Company’s directors perform an evaluation and assessment, no less frequently than annually, of the effectiveness of the Board of Directors and its committees.

Communication with the Board of Directors

Stockholders with questions about TICC are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to TICC Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of our Board of Directors, as appropriate.

Committees of the Board of Directors

Our Board of Directors has established a standing Audit Committee, Valuation Committee, Nominating and Corporate Governance Committee, and Compensation Committee. During 2015, our Board of Directors held nineteen Board meetings, four Audit Committee meetings, four Valuation Committee meetings, four Nominating and Corporate Governance meetings, and three Compensation Committee meetings. Our Board of Directors also established a Special Committee, which consists solely of the Independent Directors, in August 2015 to evaluate strategic alternatives for the Company. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.ticc.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving the audit reports covering our financial statements. The Audit Committee is presently composed of three persons: Messrs. Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules promulgated by the NASDAQ Global Stock Market. Our Board of Directors has determined that Mr. Novak and Ms. Pankopf are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Messrs. Novak and O’Brien and Ms. Pankopf each meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, are each not an “interested person” of TICC as defined in Section 2(a)(19) of the 1940 Act. Mr. Novak currently serves as Chairman of the Audit Committee. The Audit Committee met on four occasions during 2015.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.ticc.com. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, monitoring and making recommendations to the Board of Directors on matters of Company policies and practices relating to corporate governance and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee is presently composed of three persons: Messrs. Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules promulgated by the NASDAQ Global Stock Market. Mr. O’Brien currently serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met on four occasions during 2015.

The Nominating and Corporate Governance Committee does not currently have a written policy with regard to nominees recommended by our stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our Bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by our stockholders.

In evaluating director nominees, the members of the Nominating and Corporate Governance Committee consider the following factors:

•	the appropriate size and composition of our Board of Directors;
•	whether or not the person is an “interested person” of TICC as defined in Section 2(a)(19) of the 1940 Act;
•	the knowledge, skills and experience of nominees in light of the Company’s business and strategic direction and the knowledge, skills and experience already possessed by other members of the Board of Directors;
•	familiarity with business matters;
•	experience with accounting rules and practices;
•	the desire to complement the considerable benefit of continuity with the benefit of diverse view points and perspectives (such as gender, race, national origin and education); and
•	all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to TICC a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the members of the Nominating and Corporate Governance Committee may also consider such other factors as they may deem are in the best interests of TICC and its stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The members of the Nominating and Corporate Governance Committee identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of the benefits of diverse perspectives. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, neither the Board of Directors nor the Nominating and Corporate Governance Committee has engaged third parties to identify or evaluate or assist in identifying potential nominees although each reserves the right in the future to retain a third party search firm, if necessary.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. However, in determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as gender, race, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves the needs of TICC and the interest of its stockholders.

The Board, including the Nominating and Corporate Governance Committee, unanimously recommended that Tonia L. Pankopf be nominated for election to the Board. The Board, including the Nominating and Corporate Governance Committee, unanimously determined that recommending the nominees put forth by TSLX and NexPoint for election to the Board would not be in the best interest of the Company for the following reasons:

•	the Board believes that Ms. Pankopf is more qualified than the nominees of TSLX and NexPoint in guiding the strategic direction of the Company as a result of her deep knowledge and experience in the investment management industry and as evidenced by her designation by the NACD as an NACD Leadership Fellow;
•	the Board believes that diversity, inclusive of gender, is a critical attribute of a well-functioning board of directors and a measure of sound corporate governance and, as a result, considers Ms. Pankopf’s continued membership on the Board as essential in that regard; and
•	based on statements made by Mr. Millet, TSLX’s nominee, during a meeting on April 22, 2016 between Mr. Millet and the Company’s independent directors, the Board believes that TSLX’s nominee would support the termination of the Investment Advisory Agreement with TICC Management if he were elected to the Company’s Board, which the Board has determined is not in the best interest of the Company for the reasons set forth in the section titled “Proposal 4 — Binding Proposal Put Forth by TSLX to Terminate the Investment Advisory Agreement with TICC Management” in this proxy statement.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. Our portfolio investments are generally not publicly traded securities. As a result, there is no readily determinable market value for these securities. Thus, as required by the 1940 Act for such securities, we value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee. The Valuation Committee is presently composed of three persons: Messrs. Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of TICC as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Novak currently serves as Chairman of the Valuation Committee. The Valuation Committee met on four occasions during 2015.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.ticc.com. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for annually reviewing and recommending for approval to our Board of Directors the Investment Advisory Agreement and the Administration Agreement. The Compensation Committee is also responsible for reviewing and approving the compensation of the Independent Directors, including the Chairman of the Board of Directors. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the Compensation Committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The Compensation Committee is presently composed of three persons: Ms. Pankopf and Messrs. Novak and O’Brien, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of TICC Capital Corp. as that term is defined in Section 2(a)(19) of the 1940 Act. Ms. Pankopf serves as Chairman of the Compensation Committee. The Compensation Committee met three times during 2015.

Special Committee

A standing Special Committee was established to evaluate any or all strategic alternatives for the Company, including but not limited to continuing with the Company’s current strategic plan, making changes to the current strategic plan, liquidating the Company’s assets and/or a potential transaction involving some or all of the stock, assets or business of the Company or TICC Management, or any other alternative transaction. The Special Committee is presently composed of three persons: Messrs. Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of TICC as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Novak currently serves as Chairman of the Special Committee.

Code of Ethics

We have adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director and employee of TICC. Our code can be accessed via our website at http://www.ticc.com. We intend to disclose amendments to or waivers from a required provision of the code on Form 8-K.

Compensation of Executive Officers

None of our officers receive direct compensation from TICC. As a result, we do not engage any compensation consultants. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President and Chief Operating Officer, through their ownership interest in BDC Partners, the managing member of TICC Management, are entitled to a portion of any profits earned by TICC Management, which includes any fees payable to TICC Management under the terms of our Investment Advisory Agreement, less expenses incurred by TICC Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from TICC Management in connection with the management of our portfolio.

The compensation of our Chief Financial Officer and Corporate Secretary is paid by our administrator, BDC Partners, LLC, subject to reimbursement by us of an allocable portion of such compensation for services rendered by our Chief Financial Officer and Corporate Secretary to TICC. The allocable portion of such compensation that is reimbursed to BDC Partners, LLC by us is based on an estimate of the time spent by our Chief Financial Officer and Corporate Secretary and other administrative personnel in performing their respective duties for us in accordance with the Administration Agreement. For the fiscal year ended December 31, 2015, we accrued approximately $1.2 million for the allocable portion of compensation expenses incurred by BDC Partners, LLC on our behalf for our Chief Financial Officer and Chief Compliance Officer, our Treasurer and Controller, and other administrative support personnel, pursuant to our Administration Agreement with BDC Partners, LLC. Effective June 24, 2015, Gerald Cummins was named as our Chief Compliance Officer. Mr. Cummins is a Director of Alaric Compliance Services, LLC, and performs his functions as our Chief Compliance Officer under the terms of an agreement between us and Alaric Compliance Services, LLC. For the fiscal year ended December 31, 215, we accrued approximately $67,000 for the fees paid to Alaric Compliance Services, LLC.

Compensation of Directors

Each independent director receives an annual fee of $75,000. Effective as of March 1, 2016, the Chairman of the Board of Directors receives an additional annual fee of $30,000 for his service as Chairman of the Board of Directors. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting, $1,500 plus reimbursement of reasonable out of-pocket expenses incurred in connection with attending each Audit Committee meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Nominating and Corporate Governance Committee meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Compensation Committee meeting, and $1,500 plus reimbursement of reasonable out of-pocket expenses incurred in connection with attending each Special Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $7,500 for his service as chair of the Audit Committee. The Chairman of the Valuation Committee also receives an additional annual fee of $7,500 for his service as chair of the Valuation Committee. The Chairman of the Nominating and Corporate Governance Committee also receives an additional annual fee of $3,000 for his service as chair of the Nominating and Corporate Governance Committee. The Chairman of the Compensation Committee also receives an additional annual fee of $3,000 for her service as chair of the Compensation Committee. The Chairman of the Special Committee receives an annual fee of $50,000 for his service as chair of the Special Committee. No compensation was paid to directors who are interested persons of TICC as defined in the 1940 Act.

The following table sets forth compensation of our directors for the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Charles M. Royce	—	—	—
Independent Directors
Steven P. Novak	$191,250	—	$191,250
G. Peter O’Brien	$160,500	—	$160,500
Tonia L. Pankopf	$160,500	—	$160,500

(1)	For a discussion of the Independent Directors’ compensation, see above.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

PROPOSAL II
PROPOSAL TO AMEND TICC’S BYLAWS TO IMPLEMENT A MAJORITY VOTE
STANDARD FOR THE ELECTION OF DIRECTORS IN UNCONTESTED ELECTIONS

On June 30, 2016, the Board of Directors determined that it would be in the best interests of TICC and its stockholders to amend TICC’s Bylaws to require majority voting in uncontested elections, and approved an amendment to the Bylaws to change the standard for the election of directors in uncontested elections from a plurality voting standard to a majority voting standard, subject to approval of the amendment by stockholders. In contested elections, like at the Annual Meeting, the plurality voting standard would continue to apply and the nominee who receives more “for” votes than the other nominee(s) for each open seat on the Board of Directors would win. A contested election is an election where the number of nominees exceeds the number of directors to be elected at the annual meeting.

Recently, stockholders of a number of public companies have urged that directors be required to receive a majority of the votes cast in favor of their election, rather than the generally applicable plurality standard. It is widely contended that majority voting gives stockholders more influence with corporate boards and enhances director accountability, which is a hallmark of good governance. In response, many public companies have recently adopted a majority voting standard for the election of directors. The Board of Directors has discussed and considered the arguments for and against a majority voting standard. The Board notes that the difference in voting standards would not have prevented the election of any of our past or current directors, because all of our directors received vote totals exceeding a majority of the votes cast. However, the Board recognizes that a majority voting standard ensures that only directors with broad support among the voting stockholders will be elected to the Board. The proposed voting standard also enhances the accountability of each Board member to the stockholders. Thus, the Board has concluded that the majority voting standard in uncontested elections would be in our best interests and in the best interests of our stockholders.

Under the current plurality vote standard, a director nominee in an uncontested director election can be elected or re-elected even if a substantial amount of votes cast are “withheld” from that director nominee. For example, if 99% of the shares “withhold” authority to vote for a candidate in an uncontested election, a 1% “for” vote results in the candidate’s election or re-election to the Board of Directors. The proposed majority vote standard would require that a nominee for director in an uncontested election receive a “for” vote from a majority (more than 50%) of the votes cast (including votes “against”) at a stockholder meeting to be elected to the Board of Directors. Like under the current plurality vote standard, under the majority vote standard for uncontested elections each shareholder would still be able to vote for as many individuals as there are directors to be elected.

The amendment to TICC’s bylaws would also provide that if an incumbent director in an uncontested election does not receive a majority of votes cast and no successor director is elected at the meeting, the incumbent director will promptly tender his or her resignation to the Board of Directors, which, together with the Nominating and Corporate Governance Committee, will decide (without participation by such incumbent director) whether to accept the tendered resignation. The Board of Directors would have to publicly disclose its decision, including the rationale behind the decision, regarding the tendered resignation. The Nominating and Corporate Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. If such incumbent director's resignation is not accepted by the Board of Directors, such director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors, the Board of Directors may, in its sole discretion and subject to applicable limits under the 1940 Act and Maryland law, fill the resulting vacancy or reduce the size of the Board of Directors. In determining whether to fill a resulting vacancy or reduce the size of the Board of Directors, our directors may consider a variety of factors, including the requirements under the 1940 Act, Maryland law and NASDAQ regulations, and the availability of candidates to fill the vacancy who have the qualifications that the Board of Directors has deemed to be necessary to serve as a director, which qualifications are described under “Proposal I: Election of Director — Nominating and Corporate Governance Committee.”

The TICC Board of Directors believes that the proposed majority vote standard for uncontested elections is appropriate at this time in light of the continuing corporate governance trend at U.S. public companies to adopt such a standard as well as to reinforce the Board’s accountability to the Company’s stockholders, and is requesting that TICC stockholders approve the amendment to TICC’s Bylaws to revise the standard for the election of directors in uncontested elections from a plurality voting standard to a majority voting standard. The specific language of the proposed amendment to the Bylaws is set forth as Annex B to this Proxy Statement. If this proposal is approved, the amendment to the Bylaws approved by the Board of Directors and set forth in Annex B will become effective for each annual meeting of TICC stockholders that is an uncontested election. However, because the Annual Meeting is currently a contested election, the plurality voting standard would continue to apply to the Annual Meeting even if the proposal were approved.

TICC’s Board of Directors unanimously recommends that you vote “FOR” the proposal to amend TICC’s bylaws to implement a majority vote standard for the election of directors in uncontested elections.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to approve this proposal. Abstentions and Broker Non-Votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

PROPOSAL III:
RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2016 FISCAL YEAR

The Audit Committee, which is comprised solely of the Independent Directors, and the Board of Directors have selected PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016. This selection is subject to ratification or rejection by the stockholders of the Company.

PricewaterhouseCoopers LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Independent Auditor’s Fees

For the years ended December 31, 2015 and December 31, 2014, the Company incurred the following fees for services provided by PricewaterhouseCoopers LLP, including expenses:

	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014
Audit Fees	$1,729,161	$1,952,244
Audit-Related Fees(1)	—	—
Tax Fees	74,736	55,200
All Other Fees	—	—
Total Fees:	$1,803,897	$2,007,444

(1)	The amount of $127,000 previously disclosed as “audit-related fees” for the fiscal year ended December 31, 2014 was reclassified as “audit fees” to conform to the classification for the fiscal year ended December 31, 2015.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, including reviews of interim financial statements, and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings and services provided in connection with securities offerings.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees would include fees for products and services other than the services reported above.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to approve this proposal. Abstentions and Broker Non-Votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2016.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2016.

Audit Committee Report

The Audit Committee of the Board of Directors of TICC Capital Corp. operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Messrs. Novak and O’Brien and Ms. Pankopf.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

During the year ended December 31, 2015, the Audit Committee pre-approved 100% of non-audit services in accordance with the pre-approval policy described above.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

During 2015, the Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the rules and regulations of the SEC and the overall certification process. At these meetings, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting. In February 2016, the Audit Committee received reports from management and PricewaterhouseCoopers LLP regarding the effectiveness of internal control over financial reporting pursuant to Section 404 of Sarbanes-Oxley.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC. The Audit Committee also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the year ending December 31, 2016.

Respectfully Submitted,

The Audit Committee
Steven P. Novak
G. Peter O’Brien
Tonia L. Pankopf

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL IV:
BINDING PROPOSAL PUT FORTH BY TSLX TO TERMINATE
THE INVESTMENT ADVISORY AGREEMENT WITH TICC MANAGEMENT, LLC

TSLX has notified the Company that TSLX intends to present the following binding proposal to stockholders at the Annual Meeting.

RESOLVED, that the Investment Advisory Agreement between TICC Capital Corp. and TICC Management, LLC, dated as of July 1, 2011, be, and it hereby is, terminated effective on the date that is 60 days from the date of the adoption of this Resolution at the 2016 Annual Stockholders Meeting of the Company.

TICC’s Opposition Statement

TICC’s Board of Directors unanimously recommends that TICC stockholders vote “AGAINST” the binding proposal put forth by TSLX to terminate the Investment Advisory Agreement with TICC Management for the reasons described below:

About TICC Management

TICC Management is an investment adviser registered under the Investment Advisers Act of 1940. It has served as our investment adviser since our $150 million initial public offering (“IPO”) in 2003 and overseen the growth of our investment portfolio to over $600 million today (on a fair value basis). TICC Management has invested over $3 billion in more than 330 corporate loan and collateralized loan obligation (“CLO”) investments on our behalf throughout our corporate history.

TICC Management has also invested our assets in a manner that has allowed us to pay attractive and consistent distributions to our stockholders since the IPO. We have paid $12.59 per share in total distributions to our stockholders since our IPO. As illustrated in the graph below, since the beginning of 2009 (the midst of the last credit crisis), TICC has also generated a total return of 264% for its stockholders, which is higher than the average total return of all other externally-managed BDCs of 125%1. In addition, TICC has traded at a 5-year average price to net asset value ratio of 0.93x whereas the same ratio for all externally managed BDCs was 0.92x2.

## TICC vs. Peers Total Return Since 2009

12/31/2008 to 6/30/2016

(%)
400
300
200
100
0
(100)
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
TICC: +264%
S&P 500: +173%
BDC Peers: +130%
TICC
S&P 500
TICC BDC Peers(1)

[1]	Source: SNL Financial. Peers include externally-managed BDCs with >$100MM market capitalization and pre-2009 IPOs, and externally-managed BDCs with $250-750MM market capitalization; peers include AINV, ARCC, BKCC, FSC, GAIN, GLAD, GSBD, MCC, MVC, PNNT, PSEC, SLRC, TCPC, and TCRD.

[2]	Source: SNL Financial, market data as of June 30, 2016. Includes externally-managed BDCs and is based on the median. Peer group includes ABDC, AINV, ARCC, BKCC, CMFN, CPTA, FDUS, FSIC, FULL, GAIN, GLAD, GSBD, HCAP, HRZN, MCC, MVC, NMFC, OFS, OHAI, PNNT, PSEC, SAR, TCPC, TCRD, TSLX, TPVG, and WHF.

Moreover, we have benefited from TICC Management’s ability to prudently manage our business and operations through multiple economic cycles and identify new accretive investment opportunities and trends for us. In this regard, TICC Management caused us to undertake to de-lever prior to the 2008 – 2009 credit crisis given concerns it had with the speculative nature of investments being undertaken in the credit and other markets at that time. It then identified opportunities for us to invest in, including significantly discounted CLOs starting in late 2009. More recently, TICC Management managed our portfolio to avoid the travails that many other investors, including BDCs, banks and private investment funds, are dealing with relating to their exposure to investments in the energy industry. TICC had no direct energy exposure and had only one investment on non-accrual status at December 31, 2015.

New Investment Strategy

TICC Management believes that changes to TICC’s investment strategy should align with the goal of investing in higher-yielding corporate debt securities that are held on a less levered basis short-term, with the goal of deemphasizing TICC’s exposure to CLO investments over the intermediate to longer term. Specifically, our intermediate-term strategy is focused on rotating out of more broadly-syndicated loans into a combination of middle market and narrowly-syndicated loans through purchases in both the primary and secondary markets. At the same time, we remain sensitive to the increased value of maintaining liquidity in the current market environment. This investment strategy should allow us to maintain corporate debt investments which have sufficient liquidity to be sold (if needed) in order to pay down leverage at TICC and to take advantage of market opportunities. The Board of Directors is confident that TICC Management has a clear strategic plan to enhance TICC stockholder value, which is to maximize the total return of TICC’s portfolio by generating current income from its debt and CLO investments while seeking to preserve its capital and liquidity for other investment opportunities.

Investment Advisory Agreement Subject to Annual Approval by the Independent Directors

TICC’s stockholders benefit from a robust annual review of the Investment Advisory Agreement with TICC Management under the 1940 Act. In accordance with the requirements of the 1940 Act, the Board of Directors, including its Independent Directors, reviews on an annual basis whether the terms of the Investment Advisory Agreement between TICC and its investment adviser are fair in light of the services provided by the investment adviser. In other words, the Board considers whether the terms are fair and reasonable in relation to the services rendered.

Our Board of Directors determined at a meeting held on April 28, 2016, to re-approve the Investment Advisory Agreement. In its consideration of the re-approval of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services provided to us by TICC Management;
•	the investment performance of TICC Management;
•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives and the fees expected to be paid to TICC Management pursuant to the Investment Advisory Agreement, as modified by the fee waiver letter described below;
•	our historical and projected operating expenses and expense ratio compared to business development companies with similar investment objectives;
•	any existing and potential sources of indirect income to TICC Management and its affiliates from their relationships with us and the profitability of those relationships, including through the Investment Advisory Agreement and the Administration Agreement;
•	the services to be performed and the personnel performing such services under the Investment Advisory Agreement;
•	the organizational capability and financial condition of TICC Management and its affiliates;

•	due diligence-related expenses, travel expenses, and expenses associated with identifying and monitoring investments; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions, the Board of Directors, including all of the Independent Directors, concluded that fees payable to TICC Management pursuant to the Investment Advisory Agreement, were reasonable in relation to the services to be provided and the Board of Directors unanimously approved the re-approval of the Investment Advisory Agreement. Consistent with applicable law and guidance from the federal courts, the Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

TICC Management Fee Arrangement under Investment Advisory Agreement

In March 2016, TICC Management, LLC, in consultation with the Independent Directors, agreed to a series of ongoing fee waivers with respect to its management fee and income incentive fee. The changes followed a comprehensive process led by the Independent Directors, including a detailed analysis of best-in-class practices in the industry, conducted with the assistance of its financial advisor, Morgan Stanley & Co. LLC.

Under the terms of the fee waiver letter, which took effect on April 1, 2016:

•	The base management fee was reduced from 2.00% to 1.50%;
•	TICC Management agreed to forgo the payment of any base management fees on funds received in connection with any capital raises until the funds are invested;
•	The calculation of the Company’s income incentive fee was revised to include a total return requirement that will limit TICC’s obligation to pay TICC Management an income incentive fee if TICC has generated cumulative net decreases in net assets resulting from operations during the calendar quarter for which such fees are being calculated and the eleven preceding quarters (or if shorter, the number of quarters since April 1, 2016) due to unrealized or realized net losses on investments and even in the event TICC’s net investment income exceeds the minimum return to TICC’s stockholders required to be achieved before TICC Management is entitled to receive an income incentive fee (which minimum return is commonly referred to as the preferred return or the hurdle rate);
•	The income incentive fee incorporated a “catch-up” provision which provides that TICC Management will receive 100% of TICC’s net investment income with respect to that portion of such net investment income, if any, that exceeds the preferred return but is less than 2.1875% quarterly (8.75% annualized) and 20% of any net investment income thereafter; and
•	The hurdle rate used to calculate the income incentive fee was changed from a variable rate based on the five-year U.S. Treasury note plus 5.00% (with a maximum of 10%) to a fixed rate of 7.00%.

After these changes took effect on April 1, 2016, under no circumstances will the aggregate fees earned from April 1, 2016 by TICC Management in any quarterly period be higher than those aggregate fees would have been prior to the adoption of these changes.

Impact of Termination on 2012 Debt Securitization

The Company acts as Collateral Manager for TICC CLO 2012-1 LLC, the Company’s wholly-owned, special purpose financing subsidiary (“TICC CLO 2012-1”) in a debt securitization transaction that was completed on August 23, 2012, subsequently increased in an upsizing transaction that was completed on February 25, 2013, and increased in a second upsizing transaction that was completed on May 28, 2013 (the “2012 Debt Securitization”). If the Investment Advisory Agreement were terminated, it is expected that certain current TICC Management principals (i.e., Jonathan H. Cohen and Saul B. Rosenthal) would no longer be actively involved in TICC’s operations or serve as TICC’s officers, which could lead to a removal of the

Company as the Collateral Manager for the TICC CLO 2012-1. Certain “key individuals” (i.e., Jonathan H. Cohen and Saul B. Rosenthal) ceasing to be engaged in the day-to-day senior management of the Company (which would occur, as described herein, if the Investment Advisory Agreement were terminated) constitutes a “for cause” termination event under the Collateral Management Agreement (the “Collateral Management Agreement”), dated as of August 23, 2012, by and between the Collateral Manager and TICC CLO 2012-1 for the 2012 Debt Securitization. If this event occurred following the termination of the Investment Advisory Agreement, a majority of the holders of the most senior class of notes issued in the 2012 Debt Securitization (referred to as the “Controlling Class”) would have the right to terminate the Company for “cause” as Collateral Manager. The Class A-1 Notes, which are held by unaffiliated, third-party investors are currently the Controlling Class.

Any termination and replacement of the Company as Collateral Manager could be lengthy and disruptive and could adversely affect the performance of the portfolio of investments held by TICC CLO 2012-1. The ensuing disruption in collateral management services as a result of, among other factors, (i) a new Collateral Manager’s lack of familiarity with the investments in the 2012 Debt Securitization portfolio, (ii) the complicated terms of the governing documents for the 2012 Debt Securitization, which contain extensive limitations on, and criteria for the ongoing monitoring of, the Collateral Manager’s investment activities, with which a new Collateral Manager would need to become familiar and (iii) the pursuit of a new investment strategy different from the one designed and pursued by the Company during the acquisition of TICC CLO 2012-1’s portfolio could materially and adversely affect the performance of the portfolio and thus could have a material adverse effect on the value of the collateral loan obligation notes including the equity value of TICC CLO 2012-1.

As of March 31, 2016, the Company had $240.0 million of 2012 Debt Securitization notes outstanding.

Impact of Termination on Day-to-Day Operations and Loss of Administrative Services

If TSLX’s binding proposal is approved, the Company would be required to provide 60 days’ advance notice to TICC Management of termination. Any new advisory contract to be entered into by the Company requires the approval of (i) the Board (including a majority of the Independent Directors) and (ii) a majority of the Company’s common stock. For these purposes, as required by the 1940 Act, the vote of a “majority” of the outstanding Company’s common stock means the affirmative vote of (a) sixty-seven percent (67%) or more of the shares of Company’s common stock present at such meeting, if the holders of more than fifty-percent (50%) of the outstanding shares of the Company’s common stock are present or represented by proxy or (b) more than fifty-percent (50%) of the outstanding shares of the Company’s common stock, whichever is less. Given the significant threshold to approve a new advisory contract, it may be difficult to identify a qualified investment manager to provide investment advisory services to the Company.

The 1940 Act provides a temporary exemption from the approval requirements in the event a prior advisory contract is terminated which allows the Board (including a majority of the Independent Directors) to approve an interim contract. Such an interim contract is required to be approved within ten (10) business days after the termination of the prior advisory contract becomes effective, with the compensation to be received under the interim contract no greater than the compensation the adviser would have received under the previous contract. The interim contract could be with TICC Management or a new investment adviser. The Board would then have 150 days to obtain stockholder approval for that investment advisory contact. If the Board either does not adopt an interim contract, or fails to obtain all required approvals for an investment advisory contract within the 150-day period, the Company would be an internally managed fund (i.e., there would be no external investment adviser), and the Board must either manage the Company itself or hire individuals to manage the Company, which the Board believes would be very difficult to do. The Board believes this process would cause significant distraction to the Board, is likely to disrupt the business and operations of the Company and could be detrimental to the value of the Company’s common stock.

The termination of the Investment Advisory Agreement could lead to the termination of the Administration Agreement, including the loss of access to all administrative personnel, which would cause substantial disruption to the Company’s business and operations. If the Company became an internally managed fund, it would require fundamental changes to the Company’s day-to-day operations. The Company has no employees of its own. All of the personnel and services that the Company requires to operate its business are provided to it by affiliates of TICC Management. None of the Company’s executive officers has an employment agreement with the Company or is paid their salaries or cash bonuses by the Company. Internalization of management of the Company would require that the Company hire new management and its own employees and purchase the necessary infrastructure to support the Company’s operations. Without an experienced and knowledgeable management team, the Company believes its value may be materially diminished.

The Board believes that the termination of the Investment Advisory Agreement would cause significant distraction to the management of the Company, is likely to disrupt the business and operations of the Company and could be detrimental to the value of the Company’s common stock. Nonetheless, if the Investment Advisory Agreement with TICC Management is terminated, the Board (which may have a different composition than the current Board depending on the results of the election at the Annual Meeting) intends to carefully evaluate the situation at the time and take all appropriate actions to act in the best interests of the Company and its stockholders and to minimize the disruption to the Company and to seek both interim and longer term solutions to the issues that would arise as a result of the termination of TICC Management as the investment adviser. In the event the Investment Advisory Agreement with TICC Management is terminated, the Board may decide to seek an alternative qualified investment adviser, although there can be no assurance that the Board would be able to identify such a party, and if such a party is identified, that the Board would be able to negotiate an acceptable investment advisory agreement and obtain shareholder approval within the statutory time period.

***

After taking the foregoing considerations into account, the Board, including all of the Independent Directors, believes that Proposal 4 is contrary to the best interests of TICC and its stockholders.

For the reasons discussed above, TICC stockholders strongly benefit from the services, experiences and resources of the current investment adviser, TICC Management, and there is an important continuing service to be provided to TICC stockholders by maintaining TICC Management as the Company’s investment adviser, subject to continued 1940 Act annual reviews.

TICC’s Board unanimously recommends that you vote “AGAINST” the binding proposal put forth by TSLX to terminate the Investment Advisory Agreement with TICC Management.

Required Vote

The proposal will be approved if it obtains the affirmative vote of: (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding Company common stock are present or represented by proxy; or (ii) 50% of the outstanding Company common stock, whichever is the less. Abstentions and Broker Non-Votes, if any, on Proposal 4 will have the effect of a vote against this proposal.

PROPOSAL V:
ADJOURNMENT OF THE ANNUAL MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement that are supported by the TICC’s Board of Directors.

If a quorum is not present at the Annual Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve the proposals that are supported by the Board of Directors, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other proposals that are supported by the Board of Directors.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the Annual Meeting will be adjourned to enable the Board of Directors to solicit additional proxies in favor of the proposals that are supported by the Board of Directors. If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board of Directors will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting that are supported by the Board of Directors, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board of Directors believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal that is supported by the Board of Directors, it is in the best interests of the Company’s stockholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting, as adjourned or postponed.

Our Board unanimously recommends a vote “FOR” this proposal.

Required Vote

Approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Abstentions and Broker Non-Votes, if any, will not be included in determining the number of votes cast, and, as a result, will have no effect on this proposal.

OTHER MATTERS

Stockholder Proposals

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2017 annual meeting of stockholders must be received by the Company on or before March 14, 2017. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the Company’s proxy statement and form of proxy. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the 2017 annual meeting of stockholders. Any such proposal should be mailed to: TICC Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. In order for any proposal by a stockholder made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, it must be received by us not later than May 28, 2017. If your proposal is not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by us for the 2017 annual meeting of stockholders may confer discretionary authority to us to vote on that proposal.

Stockholder proposals or director nominations for the Company to be presented at the 2017 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of stockholders. For the 2017 annual meeting of stockholders, the Company must receive such proposals and nominations between March 14, 2017 and April 13, 2017. If the date of the mailing of the notice for the 2017 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for the 2017 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2017 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. Proposals must also comply with the other requirements contained in the Company’s Bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Other Business

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

Delivery of Proxy Materials

Please note that only one copy of the 2016 Proxy Statement, the 2015 Annual Report or Notice of Annual Meeting may be delivered to two or more stockholders of record of TICC who share an address unless we have received contrary instructions from one or more of such stockholders. We will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of TICC at a shared address to which a single copy of such documents was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling us at (203) 983-5275 or by writing to TICC Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Available Information

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at TICC Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275 or on our website at http://www.ticc.com.

You are cordially invited to attend the Annual Meeting of stockholders in person. Whether or not you expect to attend the Annual Meeting, please follow the instructions on your WHITE proxy card or the enclosed voting instruction form to vote via the Internet or telephone, or sign, date and return a WHITE proxy card in the postage-paid envelope provided so that you may be represented at the Annual Meeting.

By Order of the Board of Directors,
Steven P. Novak
Chairman

Greenwich, Connecticut
July 12, 2016

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of TICC Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from TICC Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below.

•	It is our policy that only authorized employees of our investment adviser, TICC Management, who need to know your personal information will have access to it.
•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

ANNEX A TO 2016 PROXY STATEMENT

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board of Directors and certain executive officers and other employees (if applicable) of the Company, TICC Management and BDC Partners are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who are “participants.”

Entities

The following table sets forth the name and business address of TICC Management and BDC Partners, entities which may be deemed to be “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting.

Name	Business Name and Address
TICC Management, LLC	TICC Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830
BDC Partners, LLC	BDC Partners, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830

Directors and Nominee

The following table sets forth the names and business addresses of the directors and nominee of the Company, as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of the directors and nominee is carried on. The principal occupations or employment of the Company’s directors are set forth under the heading “Proposal 1: Election of Directors” in this Proxy Statement.

Name	Business Name and Address
Tonia L. Pankopf (nominee)	c/o TICC Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830
Steven P. Novak	c/o TICC Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830
G. Peter O’Brien	c/o TICC Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830
Charles M. Royce	c/o TICC Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830
Jonathan H. Cohen	c/o TICC Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830

Certain Officers and Other Employees

The following table sets forth the name and principal occupation of the officers and employees of the Company, TICC Management and BDC Partners who are “participants.” The principal occupation refers to such person’s position with the applicable entity, and the principal business address of each such person is c/o TICC Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Name	Principal Occupation
Jonathan H. Cohen	Chief Executive Officer of TICC Capital Corp., TICC Management, LLC, Oxford Lane Capital Corp., Oxford Lane Management, LLC and Oxford Bridge Management, LLC; and Managing Member of BDC Partners, LLC
Saul B. Rosenthal	President and Chief Operating Officer of TICC Capital Corp. and TICC Management, LLC; President of Oxford Lane Capital Corp., Oxford Lane Management, LLC and Oxford Bridge Management, LLC; and Member of BDC Partners, LLC
Bruce L. Rubin	Chief Financial Officer, Secretary and Treasurer of TICC Capital Corp. and Oxford Lane Capital Corp.; and Chief Financial Officer and Secretary of Oxford Lane Management, LLC, TICC Management, LLC, BDC Partners, LLC and Oxford Bridge Management, LLC

Name	Principal Occupation
Gerald Cummins	Chief Compliance Officer of TICC Capital Corp., Oxford Lane Capital Corp., Oxford Lane Management, LLC, TICC Management, LLC, BDC Partners, LLC and Oxford Bridge Management, LLC

Information Regarding Ownership of the Company’s Securities by Participants

Except as described in this Annex A or in this Proxy Statement, none of the persons listed above under “Directors and Nominee” or “Certain Officers and Other Employees” owns any Company securities of record that they do not own beneficially. The number of Company securities beneficially owned by directors and executive officers who are “participants” as of the Record Date is set forth under the heading “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth purchases and sales of the Company’s securities during the past two years by the persons or entities listed above under “Entities,” “Directors and Nominee” and “Certain Officers and Other Employees.” To the extent the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, it is noted below along with the amount of indebtedness as of June 20, 2016 (the latest practicable date).

Company Securities Purchased or Sold (June 1, 2014 through June 20, 2016)

Name	Date	Number of Shares, Non-Qualified Options and Deferred Units Purchased or (Sold)	Transaction Description
Bruce L. Rubin	6/4/2014	500	1
	6/30/2014	238.76	2
	9/30/2014	84.69	2
	12/31/2014	5.88	2
	4/7/2015	5.90	2
	7/7/2015	6.71	2
	10/6/2015	6.81	2
	1/7/2016	8.08	2
	4/6/2016	10.47	2
BDC Partners, LLC	6/30/2014	9.04	2
	9/30/2014	10.44	2
	12/31/2014	12.67	2
	4/1/2015	12.71	2
	7/1/2015	14.44	2
	10/1/2015	14.66	2
	1/4/2016	17.40	2
	4/1/2016	22.55	2
Tonia L. Pankopf	7/1/2014	333.09	2
	10/1/2014	391.28	2
	1/2/2015	466.81	2
	4/1/2015	490.32	2
	7/1/2015	569.40	2
	10/1/2015	583.15	2
	1/4/2016	702.69	2
	4/1/2016	899.48	2
G. Peter O’Brien	12/08/2014	(1,300)	3

Name	Date	Number of Shares, Non-Qualified Options and Deferred Units Purchased or (Sold)	Transaction Description
Charles M. Royce	6/30/2014	10,488	2
	7/1/2014	46,099	4
	9/30/2014	10,499	2
	12/31/2014	12,924	2
	3/31/2015	13,195	2
	6/30/2015	15,316	2
	9/30/2015	15,929	2
	12/31/2015	18,677	2
	3/31/2016	24,483	2
	5/5/2016	6,400	1
	5/6/2016	6,400	1
	5/9/2016	8,340	1
	5/10/2016	8,340	1
	5/11/2016	8,340	1
	5/12/2016	8,340	1
	5/13/2016	6,785	1
	5/16/2016	10,080	1
	5/17/2016	10,080	1
	5/18/2016	10,080	1
	5/19/2016	10,080	1
	5/20/2016	10,080	1
	5/23/2016	11,940	1
	5/24/2016	11,940	1
	5/25/2016	11,940	1
	5/26/2016	11,940	1
	5/27/2016	11,940	1
	5/31/2016	13,660	1
	6/1/2016	13,660	1
	6/2/2016	13,660	1
	6/3/2016	60,000	1
	6/6/2016	7,200	1
	6/14/2016	20,180	1
	6/15/2016	20,180	1
	6/16/2016	17,068	1
	6/17/2016	20,100	1
	6/20/2016	14,300	1
Jonathan H. Cohen	5/5/2016	12,800	1
	5/6/2016	12,800	1
	5/9/2016	16,680	1
	5/10/2016	16,680	1
	5/11/2016	16,680	1
	5/12/2016	16,680	1
	5/13/2016	13,570	1
	5/16/2016	20,160	1
	5/17/2016	20,160	1
	5/18/2016	20,160	1
	5/19/2016	20,160	1
	5/20/2016	20,160	1
	5/23/2016	23,880	1

Name	Date	Number of Shares, Non-Qualified Options and Deferred Units Purchased or (Sold)	Transaction Description
	5/24/2016	23,880	1
	5/25/2016	23,880	1
	5/26/2016	23,880	1
	5/27/2016	23,880	1
	5/31/2016	27,320	1
	6/1/2016	27,320	1
	6/2/2016	27,320	1
	6/3/2016	120,000	1
	6/6/2016	14,400	1
	6/14/2016	40,360	1
	6/15/2016	40,360	1
	6/16/2016	34,136	1
	6/17/2016	40,200	1
	6/20/2016	28,600	1
Saul B. Rosenthal*	5/5/2016	12,800	1
	5/6/2016	12,800	1
	5/9/2016	16,680	1
	5/10/2016	16,680	1
	5/11/2016	16,680	1
	5/12/2016	16,680	1
	5/13/2016	13,570	1
	5/16/2016	20,160	1
	5/17/2016	20,160	1
	5/18/2016	20,160	1
	5/19/2016	20,160	1
	5/20/2016	20,160	1
	5/23/2016	23,880	1
	5/24/2016	23,880	1
	5/25/2016	23,880	1
	5/26/2016	23,880	1
	5/27/2016	23,880	1
	5/31/2016	27,320	1
	6/1/2016	27,320	1
	6/2/2016	27,320	1
	6/3/2016	120,000	1
	6/6/2016	14,400	1
	6/14/2016	40,360	1
	6/15/2016	40,360	1
	6/16/2016	34,136	1
	6/17/2016	40,200	1
	6/20/2016	28,600	1
Steven P. Novak	5/12/2016	2,000	1
	5/13/2016	1,000	1
	5/20/2016	2,000	1

(1)	Open market acquisition.
(2)	Reflects shares issued under the Company’s dividend reinvestment plan.

(3)	Gift of shares to a charitable organization over which Mr. O’Brien does not have voting or investment power.
(4)	Gift of shares to a charitable organization over which Mr. Royce has voting and investment power.
*	All of Mr. Rosenthal’s purchases of TICC’s common stock from May 5, 2016 through June 21, 2016 were made with an aggregate of $4.0 million borrowed for the purpose of acquiring or holding such securities.

Miscellaneous Information Concerning Participants

Except as described in this Annex A or in this Proxy Statement, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since January 1, 2015 or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Annex A or in this Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (b) no participant owns any securities of the Company of record but not beneficially.

Except as described in this Annex A or in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this Annex A or in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since January 1, 2015 with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Annex A or in this Proxy Statement, and excluding any director or executive officer of the Company, TICC Management, LLC or BDC Partners, LLC acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

ANNEX B to 2016 PROXY STATEMENT

Article II, Section 7 of the Second Amended and Restated Bylaws of TICC Capital Corp. is hereby amended and restated as follows:

Section 7.  Procedure for Election of Directors; Required Vote.

(a) Voting Standard for Election of Directors.  Except as set forth below, election of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot, and a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of this Bylaw, a majority of votes cast shall mean that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes cast shall include direction to withhold authority in each case and exclude abstentions with respect to that director’s election. Notwithstanding the foregoing, in the event of a “contested election” of directors, directors shall be elected by the vote of a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present. For purposes of this Bylaw, a “contested election” shall mean any election of directors in which the number of candidates for election as directors exceeds the number of directors to be elected, with the determination thereof being made by the Secretary as of the close of the applicable notice of nomination period set forth in Section 11 of this Article II or under applicable law, based on whether one or more notice(s) of nomination were timely filed in accordance with said Section 11; provided, that the determination that an election is a “contested election” shall be determinative only as to the timeliness of a notice of nomination and not otherwise as to its validity. If, prior to the time the Corporation mails its initial proxy statement in connection with such election of directors, one or more notices of nomination are withdrawn such that the number of candidates for election as director no longer exceeds the number of directors to be elected, the election shall not be considered a contested election, but in all other cases, once an election is determined to be a contested election, directors shall be elected by the vote of a plurality of the votes cast.

(b) Resignation of Directors.  If a nominee for director who is an incumbent director is not elected and no successor has been elected at such meeting, the director shall promptly tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee (if such a committee has been constituted) shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors shall act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation (if any), and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The Nominating and Corporate Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation shall not participate in the recommendation of the Nominating and Corporate Governance Committee or the decision of the Board of Directors with respect to his or her resignation. If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors pursuant to this Bylaw, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 11 of Article III of these Bylaws or may decrease the size of the Board of Directors pursuant to the provisions of Section 2 of Article III of these Bylaws.

(c) Vote Required in Other Matters.  A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any matters other than the election of directors that may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Corporation. Unless otherwise provided in the charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

B-1

**WHITE PROXY CARD**

**THIS PROXY IS SOLICITED ON BEHALF OF BOARD OF DIRECTORS OF**

# TICC CAPITAL CORP.

**FOR THE ANNUAL MEETING OF STOCKHOLDERS**

**SEPTEMBER 2, 2016**

The undersigned stockholder of TICC Capital Corp. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Saul B. Rosenthal and Bruce L. Rubin, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036 on September 2, 2016, at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

**THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1, 2, 3 and 5 and AGAINST Proposal 4.**

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

**(Continued and to be signed on the reverse side)**

**▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲**

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:**
**The Notice of Meeting, Proxy Statement, Proxy Card and form 10K are available at:**
**http://www.viewproxy.com/ticc/2016/**

Please mark votes as in this example ☒

The Board of Directors recommends that you vote "FOR ALL" of the TICC Board of Directors' nominees below:

1. The election of the following person as a director, who will serve as a director of TICC Capital Corp. until 2019, or until her successor is duly elected and qualified.

| | FOR ALL | WITHHOLD ALL |
|---|---|---|
| 01 Tonia L. Pankopf | ☐ | ☐ |

The Board of Directors recommends that you vote "FOR" proposals 2 and 3 below:

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote "AGAINST" proposal 4 below:

4. To approve the binding stockholder proposal to terminate the Investment Advisory Agreement between TICC Capital Corp. and TICC Management, LLC.

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote "FOR" proposal 5 below:

☐ FOR ☐ AGAINST ☐ ABSTAIN

To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

I plan to attend the Annual Meeting ☐

Date: ______________________________, 2016

______________________________
Signature

______________________________
Signature (if held jointly)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

**CONTROL NUMBER**

→ [ ]

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

**CONTROL NUMBER**

→ [ ]

# PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

## INTERNET

**Vote Your Proxy on the Internet:**

**Go to www.cesvote.com**

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

## TELEPHONE

**Vote Your Proxy by Phone:**

**Call 1 (888) 693-8683**

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

## MAIL

**Vote Your Proxy by Mail:**

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.